UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 8, 2008

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-1.1
EX-4.1
EX-5.1

WISCONSIN ELECTRIC POWER COMPANY
ITEM 8.01 OTHER EVENTS.
On December 8, 2008, Wisconsin Electric Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $250,000,000 aggregate principal amount of 6.25% Debentures due December 1, 2015 (the “Debentures”). The Debentures are being issued and sold by the Company in an offering registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, Registration No. 333-145083 (the “Registration Statement”). The exhibits filed herewith under Item 9.01 are incorporated by reference as part of the Registration Statement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
1.1	Underwriting Agreement, dated as of December 8, 2008, among the Company and Banc of America Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, and SunTrust Robinson Humphrey, Inc., relating to $250,000,000 aggregate principal amount of the Company’s 6.25% Debentures due December 1, 2015.

4.1	Securities Resolution No. 9 of the Company, dated as of December 8, 2008, under the Indenture for Debt Securities, dated as of December 1, 1995, between the Company and U.S. Bank National Association (as successor to Firstar Trust Company), as Trustee.

5.1	Opinion of Sally R. Bentley, Assistant Vice President — Legal Services.

23.1	Consent of Sally R. Bentley, Assistant Vice President — Legal Services (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

Date: December 11, 2008	/s/ Stephen P. Dickson Stephen P. Dickson — Vice President and Controller